EXHIBIT 24

                                  POWER OF ATTORNEY


               KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Mid-America Realty Investments, Inc., a Maryland corporation (the "Company"), hereby constitutes and appoints Dennis G. Gethmann his true and lawful attorney-in-fact and agent, with full power to act for him and in his name, place and stead, in any and all capacities, to do any and all acts and things and execute any and all instruments which said attorney and agent may deem necessary or desirable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration on Form S-8 under said Act of 250,000 shares of common stock of this corporation, which may be offered for sale under the Company's 1995 Stock Plan, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of the Company and the name of the undersigned Director to the registration statement, any amendments (including post-effective amendments) thereto, and to any instruments and documents filed as part of or in connection with said registration statement or amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue thereof.

               IN WITNESS WHEREOF, the undersigned has hereunto signed this power of attorney this 26th day of April, 1995.


                                               /s/ Michael F. Lawler

          _______________________________
                                             Michael F. Lawler, Director




                                  POWER OF ATTORNEY


               KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Mid-America Realty Investments, Inc., a Maryland corporation (the "Company"), hereby constitutes and appoints Dennis G. Gethmann his true and lawful attorney-in-fact and agent, with full power to act for him and in his name, place and stead, in any and all capacities, to do any and all acts and things and execute any and all instruments which said attorney and agent may deem necessary or desirable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules regulations and requirements of the Securities and Exchange














          Commission in respect thereof, in connection with the registration on Form S-8 under said Act of 250,000 shares of common stock of this corporation, which may be offered for sale under the Company's 1995 Stock Plan, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of the Company and the name of the undersigned Director to the registration statement, any amendments (including post-effective amendments) thereto, and to any instruments and documents filed as part of or in connection with said registration statement or amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue thereof.

               IN WITNESS WHEREOF, the undersigned has hereunto signed this power of attorney this 26th day of April, 1995.


                                               /s/ Daniel A. Burkhardt

          _______________________________
                                             Daniel A. Burkhardt, Director




                                  POWER OF ATTORNEY


               KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Mid-America Realty Investments, Inc., a Maryland
          corporation (the "Company"), hereby constitutes and appoints Dennis G. Gethmann his true and lawful attorney-in-fact and agent, with full power to act for him and in his name, place and stead, in any and all capacities, to do any and all acts and things and execute any and all instruments which said attorney and agent may deem necessary or desirable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration on Form S-8 under said Act of 250,000 shares of common stock of this corporation, which may be offered for sale under the Company's 1995 Stock Plan, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of the Company and the name of the undersigned Director to the registration statement, any amendments (including post-effective amendments) thereto, and to any instruments and documents filed as part of or in connection with said registration statement or amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue thereof.

               IN WITNESS WHEREOF, the undersigned has hereunto signed this power of attorney this _____ day of April, 1995.















                                              /s/ John L. Maginn

          _______________________________
                                             John L. Maginn, Director